UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017 (October 5, 2017)

Commission File No. 333-177786

REBEL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	45-3360079
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

7500A Beach Road, Unit 12-313, The Plaza Singapore 199591	+6562941531
(Address of Principal Executive Offices and Zip Code)	(Registrant’s Telephone Number, Including Area Code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) is being filed to amend the Current Report on Form 8-K (the “Initial Form 8-K”) and Amendment No. 1, filed on December 14, 2017, filed by Rebel Group, Inc. (the “Company”) with the Securities and Exchange Commission on October 5, 2017. As previously reported in the Initial Form 8-K, on October 5, 2017, the Company completed its acquisition of Qingdao Quanyao Sports Consulting Ltd, a company organized under the laws of PRC (“Qingdao”). In the Initial Form 8-K, the Company stated its intention to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the Initial Form 8-K was required to be filed with the Securities and Exchange Commission. Pursuant to the instructions to Item 9.01 of Form 8-K, the Company hereby files this Amendment No. 2 to amend the Initial Form 8-K in order to include the required financial statements and pro forma financial information that were previously omitted.

Item 9.01.	Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired.

(1) The audited consolidated balance sheet of Qingdao as of December 31, 2016, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for the fiscal year ended December 31, 2016, and the notes to the consolidated financial statements of Qingdao, and the Report of Centurion ZD CPA Ltd., Independent Auditors, dated December 13, 2017, which are attached to this Amendment No. 2 as Exhibit 99.1 and incorporated herein by reference.

(2) The unaudited condensed consolidated balance sheets of Qingdao as of September 30, 2017 and September 30, 2016, and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity (deficit) and cash flows for the nine month period ended September 30, 2017 and September 30, 2016, and the notes to the condensed consolidated financial statements of Qingdao, which are attached to this Amendment No. 2 as Exhibit 99.2 and incorporated herein by reference.

(b)       Pro Forma Financial Information.

Attached to this Amendment No. 2 as Exhibit 99.3 are the following pro forma financial statements of the Company, in each case giving effect to the Company’s acquisition of Qingdao, which are incorporated herein by reference:

(1) Unaudited pro forma condensed combined balance sheet as of September 30, 2017, and the notes thereto; and

(2) Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016, and the notes thereto.

The following exhibits are hereby filed as part of this Amendment No. 2:

(d) Exhibits.

Exhibit No	Description

99.1	Audited consolidated balance sheet of Qingdao as of December 31, 2016, and the related consolidated statements of operations, comprehensive income, changes in member’s equity (deficit), and cash flows for the fiscal year ended December 31, 2016, and the notes to the consolidated financial statements of Qingdao, and the Report of Centurion ZD CPA Ltd., Independent Auditors, dated December 13, 2017.
99.2	Unaudited condensed consolidated balance sheets of Qingdao as of September 30, 2017 and September 30, 2016 and the related unaudited condensed consolidated statements of operations, comprehensive loss, change in member’s equity (deficit) and cash flows for the nine months ended September 30, 2017 and September 30, 3016, and the notes to the condensed consolidated financial statements of Qingdao.
99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2017, and the notes thereto, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and the year ended December 31, 2016 of the Company, and the notes thereto, giving effect to the Company’s acquisition of Qingdao.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rebel Group, Inc.

Date: December 15, 2017	By:	/s/ Aan Yee Leong, Justin
Aan Yee Leong, Justin
President, Chief Executive Officer, Director Principal Executive Officer, Principal Financial and Accounting Officer

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